SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                      Date of Report: September 9, 2000
                      (Date of earliest event reported)

                         AMERICAN HEALTHCHOICE, INC.
            (Exact name of registrant as specified in its charter)

           New York                  000-26740               11-2931252
 (State or other jurisdiction   (Commission file no.)       (IRS employer
      of incorporation)                                  identification no.)

 1300 W. Walnut Hill Lane, Suite 275, Irving, Texas             75038
      (Address of principal executive offices)                (Zip code)

                                (972) 751-1900
             (Registrant's telephone number including area code)


 ITEM 3: BANKRUPTCY OR RECEIVERSHIP

 On August 8, 2000, the United States Bankruptcy Court for the Northern District of Texas-Dallas Division entered an order confirming the Registrant's Amended Joint Plan of Reorganization dated March 31, 2000, as modified by that Modification to Joint Plan of Reorganization filed June 5, 2000 (the "Plan"). The effective date for the Plan is September 9, 2000.

 Following is a summarization of the material features of the Plan:

      * The issuance of new debentures to a class of secured creditors in the amount $4,621,700. The debentures are convertible into 20,475,000 shares of common stock, which represent 30% of the total outstanding shares at the confirmation date.

      * Payments to all other classes of creditors equal to 100% of allowed claims over a three year period.

      * Issuance on a one for one basis of new shares of common stock to all holders of old common stock as of the confirmation date.

      * The acquisition of three new clinics for a purchase price of $6,000,000. The acquired clinics are projected to generate profit before taxes, depreciation and amortization of approximately $1,500,000 per year.

      * An infusion of new equity of approximately $1,500,000.


 Common stock information:

                Issued and Outstanding             28,800,000

                Reserved for Debenture Holders     20,500,000

                Reserved for Insider Claims         3,200,000
                                                   ----------
                Aggregate Total                    52,500,000
                                                   ==========




 Assets and Liabilities:

      Balance Sheet as of June 30, 2000, (incorporated by reference to Form 10-QSB, file number 000-26740, filed for the quarter ended June 30,
      2000).


 ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

 (a)  Exhibits Required by Item 601

      2.1 -  Debtors   American  HealthChoice,  Inc.   and  AHC   Physicians
      Corporation, Inc. Amended Joint Plan of Reorganization dated March  31,
      2000.

      4.1 - Security Agreement dated August 19, 2000 between American HealthChoice, Inc. and Southridge Capital LLC in its capacity as collateral agent for Sovereign Partners, L.P., Dominion Capital Fund, Ltd., Canadian Advantage Limited Partnership, and Atlantis Capital Fund.

      4.2 -  8% Senior Secured Convertible Debenture due August 19, 2003

      4.3 - Stock Trust and Escrow Agreement entered into as of the 19th day of August, 2000 by and between American HealthChoice, Inc., Sovereign Partners, L.P., Dominion Capital Fund, Ltd., Canadian Advantage Limited Partnership, and Atlantis Capital Fund and Krieger & Prager, LLP.

                                  SIGNATURES



           Pursuant to the requirements of the Securities Act 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized, in City of Irving, State of Texas, on September 25, 2000.

                          AMERICAN HEALTHCHOICE, INC.

                          By:  /s/ John C. Stuecheli
                               ---------------------
                               John C. Stuecheli
                               Chief Financial Officer
                               (Principal Financial and Accounting Officer)